SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

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JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

(Name of Registrant as Specified in Its Charter)

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Please vote today
We need your input on an important proposal that affects your investment
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Please vote today
We need your input on an important proposal that affects your investment
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Phone
Mail

Your action is required

John Hancock Bond Trust

John Hancock California Tax-Free Income Fund

John Hancock Capital Series

John Hancock Collateral Trust

John Hancock Current Interest

John Hancock Funds III

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Municipal Securities Trust

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

(each, a “Trust” and collectively, the “Trusts”)

[July 18, 2022]

Please vote today

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more of the investment portfolios (the “Funds”) of the Trusts listed above. You are being asked to vote on several proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Joint Meeting of Shareholders of the Trusts will be held at [200 Berkeley Street, Boston, Massachusetts 02116] [via telephone only in light of the COVID-19 pandemic], on September 9, 2022 at [Shareholder Meeting Time], Eastern Time (the “Meeting”). We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth three proposals on which you are being asked to vote. The first proposal, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a Fund’s investment objectives, policies or restrictions, or to the investment management contract. The other proposals are not considered routine items. All three proposals are summarized below.

The following is an overview of the proposals on which you are being asked to vote. Please note that none of these proposals is expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of each proposal in the enclosed proxy materials.

You are being asked to approve three proposals:

(1)       Election of Trustees

You are being asked to elect eight Trustees as members of the Board of Trustees of each Trust (the “Board”).

(2)       New Form of Advisory Agreement

Shareholders of certain Funds are being asked to approve a new form of Advisory Agreement between their Funds and John Hancock Investment Management LLC (“JHIM” or the “Advisor”). The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex, primarily to provide more explicitly for a “manager of managers” structure, to clarify that the Advisory Agreement covers only investment advisory services and to provide consistency in operational procedures across the John Hancock Fund Complex. These benefits contribute to a goal of maintaining, and even potentially reducing, operational costs. In addition, restricting the new form of Advisory Agreement to investment advisory services will facilitate the Advisor’s ability to manage those services that are “non-investment” in nature.

The new form of Advisory Agreement will not result in any change in advisory fee rates or the level, nature or quality of advisory services provided to the Funds, and will not materially increase the Funds’ overall expense ratios. Other details and impacts of this proposal are described in the accompanying proxy statement.

(3)       Proposal adopting a Manager of Managers Structure

Shareholders of certain Funds are being asked to approve a “manager of managers” structure for their Funds. This structure would allow JHIM, subject to the approval of the Board, to replace a Fund’s subadvisor with an unaffiliated subadvisor or materially amend a Fund’s investment subadvisory agreement with an unaffiliated subadvisor without first obtaining shareholder approval, subject to certain conditions. This effectively would allow JHIM to hire and replace unaffiliated subadvisors to the Funds, subject to Board approval but without a Fund having to incur the cost and delay of holding a shareholder meeting to approve a new (or materially amend a current) investment subadvisory agreement. Shareholders would, however, be notified of any changes to a Fund’s subadvisor or subadvisors. This order does not extend to a subadvisor that is an “affiliated person,” as defined in Section 2(a)(3) of the Investment Company Act of 1940, of a Trust or the Advisor, other than by reason of serving as subadvisor to one or more of the Funds, which means that JHIM would not be permitted to replace an unaffiliated subadvisor with an affiliated subadvisor, or materially amend a subadvisory agreement with an affiliated subadvisor, without both Board and shareholder approval.

We Need Your Vote of Approval

After careful consideration, the Board has unanimously approved each of the applicable proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals.

How to Vote

[Attending the meeting via telephone

To participate in the meeting, shareholders of the Fund must call [ ] no later than 5:00 p.m. Eastern Time on [ ], 2022 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Access to the meeting is limited to shareholders of the Funds or each Fund.]

Please read the enclosed proxy statement, and vote your shares as described below. [While you may attend the meeting by phone], voting today will save on the potential cost of future mailings to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: [ ]

Phone: [ ]

Mail: By returning the enclosed proxy card(s)

Sincerely,

Andrew G. Arnott

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

200 Berkeley Street
Boston, Massachusetts 02116

Notice of special joint meeting of shareholders

To the Shareholders of the Trusts:

Notice is hereby given that a Special Joint Meeting of Shareholders of all of the investment portfolios (the “Funds”) of the Trusts will be held [at 200 Berkeley Street, Boston, Massachusetts 02116*] [via telephone only in light of the COVID-19 pandemic], on September 9, 2022 at [           ], Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this Notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purposes:

Proposal 1	Election of eight Trustees as members of the Board of Trustees of each of the Trusts.

All shareholders of each Trust will vote separately on Proposal 1.

Proposal 2	Approval of a new form of Advisory Agreement between each applicable Trust and John Hancock Investment Management LLC.

Shareholders of California Municipal Bond Fund, Classic Value Fund, Fundamental Large Cap Core Fund, and U.S. Global Leaders Growth Fund will each vote separately on Proposal 2.

Proposal 3	Proposal adopting a manager of managers structure.

Shareholders of Balanced Fund, California Municipal Bond Fund, Classic Value Fund, Financial Industries Fund, Fundamental Large Cap Core Fund, High Yield Municipal Bond Fund, and Regional Bank Fund will each vote separately on Proposal 3.

Any other business that may properly come before the Meeting.

The Board of Trustees of the Trusts recommends that shareholders vote “FOR” all of the Proposals.

Each shareholder of record at the close of business on June 13, 2022 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on September 9, 2022:

The proxy statement is available at [           ]

Sincerely,

Christopher Sechler

Secretary

[July 18, 2022]

Boston, Massachusetts

*[Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible.]

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting [in person]/[by phone]. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and, collectively, the “Trusts”)

PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2022

JOHN HANCOCK BOND TRUST

John Hancock ESG Core Bond Fund

John Hancock Government Income Fund

John Hancock High Yield Fund

John Hancock Investment Grade Bond Fund

John Hancock Short Duration Bond Fund

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

John Hancock California Municipal Bond Fund (formerly California Tax-Free Income Fund)

JOHN HANCOCK CAPITAL SERIES

John Hancock Classic Value Fund

John Hancock U.S. Global Leaders Growth Fund

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

John Hancock Money Market Fund

JOHN HANCOCK FUNDS III

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Growth Fund

John Hancock U.S. Growth Fund (formerly U.S. Quality Growth Fund)

JOHN HANCOCK INVESTMENT TRUST

John Hancock Balanced Fund

John Hancock Disciplined Value International Fund

John Hancock Diversified Macro Fund

John Hancock Diversified Real Assets Fund

John Hancock Emerging Markets Equity Fund

John Hancock ESG International Equity Fund

John Hancock ESG Large Cap Core Fund

John Hancock Fundamental Large Cap Core Fund

John Hancock Global Environmental Opportunities Fund

John Hancock Global Thematic Opportunities Fund

John Hancock Infrastructure Fund

John Hancock International Dynamic Growth Fund

John Hancock Mid Cap Growth Fund

John Hancock Seaport Long/Short Fund

John Hancock Small Cap Core Fund

JOHN HANCOCK INVESTMENT TRUST II

John Hancock Financial Industries Fund

John Hancock Regional Bank Fund

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

John Hancock High Yield Municipal Bond Fund

John Hancock Municipal Opportunities Fund (formerly Tax-Free Bond Fund)

John Hancock Short Duration Municipal Opportunities Fund

JOHN HANCOCK SOVEREIGN BOND FUND

John Hancock Bond Fund

JOHN HANCOCK STRATEGIC SERIES

John Hancock Income Fund

John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio

John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

John Hancock Managed Account Shares Securitized Debt Portfolio

The following table summarizes which Funds (and share classes) are being asked to vote on a particular Proposal.

Proposal	Funds	Classes
1	All Funds	All Classes
2	California Municipal Bond Fund Classic Value Fund Fundamental Large Cap Core Fund U.S. Global Leaders Growth Fund	All Classes
3	Balanced Fund California Municipal Bond Fund Classic Value Fund Financial Industries Fund Fundamental Large Cap Core Fund High Yield Municipal Bond Fund Regional Bank Fund	All Classes

Table of contents

Introduction	[ ]
Proposal 1 — Election of eight trustees as members of the Board of Trustees of each Trust	[ ]
Information concerning nominees	[ ]
Information concerning other Trustees	[ ]
Principal officers who are not Trustees or Nominees	[ ]
Additional information about the Trustees and Nominees	[ ]
Duties of Trustees; Committee structure	[ ]
Compensation of Trustees	[ ]
Trustee ownership of shares of the Funds	[ ]
Material relationships of the Independent Trustees	[ ]
Legal proceedings	[ ]
Required vote	[ ]
Proposal 2 — Approval of a new form of Advisory Agreement	[ ]
Introduction	[ ]
Clarification regarding non-advisory services	[ ]
Clarification regarding use of subadvisor	[ ]
Elimination of Blue Sky expense limitation	[ ]
Provision of Trust officers	[ ]
Key differences	[ ]
Description of current and proposed form of advisory agreements	[ ]
Evaluation by the Board of proposed advisory agreement under Proposal 2	[ ]
Required vote	[ ]
Proposal 3 — Approval of the adoption of a manager of managers structure	[ ]
Introduction	[ ]
Board approval of manager of managers structure	[ ]
Required vote	[ ]
Independent registered public accounting firm	[ ]
Shareholders and voting information	[ ]
Other matters	[ ]
Appendix A - John Hancock Funds procedures for the selection of Independent Trustees	[ ]
Appendix B - John Hancock Retail Funds and John Hancock Funds III proposed Advisory Agreement	[ ]
Appendix C - Additional information about the Advisor and the advisory agreements	[ ]
Appendix D - Advisory fee schedules and comparable funds managed by the Advisor	[ ]
Appendix E - Outstanding shares and share ownership	[ ]
Exhibit A - Procedures for the selection of new Independent Trustees	[ ]

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

200 Berkeley Street
Boston, Massachusetts 02116

PROXY STATEMENT
SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2022

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of each Trust of proxies to be used at a Special Joint Meeting of shareholders of the Trusts to be held [at 200 Berkeley Street, Boston, Massachusetts 02210*] [via telephone only], on September 9, 2022 at [            ] Eastern Time (the “Meeting”). Pursuant to the Agreement and Declaration of Trust of each Trust (the “Declaration of Trust”), the Board has designated June 13, 2022 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of Funds held. This Proxy Statement is first being sent to shareholders on or about [July 18, 2022].

Each Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of each of the 11 Trusts offered as of the Record Date were divided into series corresponding to a combined total of 41 portfolios (each, a “Fund”). The respective Funds are named on the cover of this Proxy Statement.

Investment Management. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor for each Trust and each Fund. Pursuant to an investment advisory agreement with each Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIM and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

* [Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible.]

Proposal 1 — Election of eight trustees as members of the Board of Trustees of each Trust

(All Funds)

Shareholders are being asked to elect each individual nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trusts. Four of the Nominees currently are Trustees of each Trust and have served in that capacity continuously since originally being appointed. Four of the Nominees, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz have not served as Trustees of any Trust. Because each Trust is not required to, and does not, hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from a Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of a Trust.

At a videoconference meeting held on May 23, 2022, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trusts. Acting on that recommendation, at a videoconference meeting held on June 21-23, 2022, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trusts to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Trusts, including those of the Funds, are managed under the direction of the Board. As stated above, the 11 Trusts have a combined total of 40 separate Funds, and each Trustee oversees all Funds. In addition to the Funds, some Trustees also oversee other funds advised by JHIM or JHIM’s affiliates.

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Andrew G. Arnott, James R. Boyle, Marianne Harrison, Frances G. Rathke, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2021, the “John Hancock Fund Complex” consisted of 191 funds (including separate series of series mutual funds).

The Board appointed Mr. Arnott and Ms. Harrison to serve as Non-Independent Trustees on June 20, 2017 and June 19, 2018, respectively, and Ms. Rathke to serve as an Independent Trustee on September 15, 2020. In addition, although James R. Boyle initially was designated a Non-Independent Trustee, as of March 22, 2018, he is considered an Independent Trustee. The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Eight Nominees Standing For Election

Non-Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Andrew G. Arnott[2] (1971)	Trustee, each Trust (since 2017); President (since 2014)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

191

Non-Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Marianne Harrison[2] (1963)	Trustee, each Trust (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

			191
Paul Lorentz[2] (1968)	Nominee for Trustee	Global Head, Manulife Wealth and Asset Management (Since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013-2017); President, Manulife Investments (2010-2016).	191

(1)	Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
James R. Boyle (1959)	Trustee, each Trust except Collateral Trust (2005–2010, 2012–2014); Trustee all Trusts since 2015	Foresters Financial, Chief Executive Officer (2018-2022) and board member (2017-2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	191

Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Frances G. Rathke (1960)	Trustee, each Trust (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	191
Noni L. Ellison (1971)	Nominee for Trustee

Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (Since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017-2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015-2017); Board Member, Goodwill of North Georgia, 2018 (FY2019) - 2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).

			191
Dean Garfield (1968)	Nominee for Trustee	Vice President, Netflix, Inc. (Since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009-2019); NYU School of Law Board of Trustees (Since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (Since 2021); President of the United States’, Trade Advisory Council (2010-2018); Board Member, College for Every Student (2017-2021); Board Member, The Seed School of Washington, D.C. (2012-2017).	191
Patricia Lizarraga (1966)	Nominee for Trustee	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (Since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (Since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (Since 2017); Trustee, Museum of Art of Lima (Since 2009).	191

(1)	Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trusts who are not standing for election at the Meeting. All of these Trustees are Independent Trustees. The address of each Independent Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Peter S. Burgess (1942)	Trustee, Bond Trust, California Tax-Free Income Fund, Capital Series, Current Interest, Investment Trust, Investment Trust II, Municipal Securities Trust, Sovereign Bond Fund and Strategic Series (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, Collateral Trust (since 2015)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004–2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	191
William H. Cunningham (1944)	Trustee, Bond Trust, Current Interest, and Investment Trust (since 1986); Trustee, California Tax-Free Income Fund and Municipal Securities Trust (since 1989); Trustee, Capital Series, Investment Trust II, Sovereign Bond Fund and Strategic Series, (since 2005); Trustee, John Hancock Funds III (since 2006); Trustee, Collateral Trust (since 2015).	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	191
Grace K. Fey (1946)	Trustee, each Trust except Collateral Trust (since 2012); Trustee, Collateral Trust (since 2015)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191
Deborah C. Jackson (1952)	Trustee, each Trust except Collateral Trust (since 2008); Trustee, Collateral Trust (Since 2015)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			191

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Hassell H. McClellan (1945)	Trustee, Bond Trust, California Tax-Free Income Fund, Capital Series, Current Interest, , Investment Trust, Investment Trust II, Municipal Securities Trust, Sovereign Bond Fund and Strategic Series (since 2012), Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, Collateral Trust, (since 2015) Chairperson of the Board, each Trust (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	191
Steven R. Pruchansky (1944)	Trustee, Bond Trust, California Tax-Free Income Fund, Current Interest, Investment Trust and Municipal Securities Trust (since 1994); Trustee, Capital Series, Investment Trust II, Sovereign Bond Fund and Strategic Series (since 2005); Trustee, John Hancock Funds III (since 2006); Vice Chairperson of the Board, each Trust except Collateral Trust (since 2012); Trustee and Vice Chairperson of the Board, Collateral Trust (since 2015)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

			191
Gregory A. Russo (1949)	Trustee, Bond Trust, California Tax-Free Income Fund, Capital Series, Current Interest, Investment Trust, Investment Trust II, Municipal Securities Trust, Sovereign Bond Fund, and Strategic Series (since 2009); Trustee, John Hancock Funds III (since 2008); Trustee, Collateral Trust (since 2015)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191

(1)	Because each Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Trusts who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer, all Trusts except Collateral Trust (since 2007); Chief Financial Officer, Collateral Trust (since 2015)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone (1965)	Treasurer, all Trusts except Collateral Trust (since 2012); Treasurer, Collateral Trust (since 2015)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s or Nominee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and four of the Nominees have experience as board members. Mr. Arnott, Mr. Boyle, Ms. Harrison, and Ms. Rathke have experience as a Trustees of John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees and Nominees

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

Peter S. Burgess – As a financial consultant, Certified Public Accountant, and former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Dean Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Patricia Lizarraga – Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.

Non-Independent Trustees

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison – Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice

President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Paul Lorentz - Through his position as the Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

Each Trust is organized as a Massachusetts business trust. Under each Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during each Trust’s last respective fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in each Trust’s Statement of Additional Information or pursuant to each Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trusts and, among other things, considers the selection of an independent registered public accounting firm for the Trusts, approves all significant services proposed to be performed by their independent registered public accounting firm(s) and considers the possible effect of such services on their independence. Mr. Burgess has been designated by the Board as an “audit committee financial expert”, as defined in the SEC Rules. This Committee met four times during the fiscal years ended October 31, 2021, December 31, 2021, [March 31, 2022, and May 31, 2022], respectively.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trusts. This Committee met four times during the fiscal years ended October 31, 2021, December 31, 2021, [March 31, 2022, and May 31, 2022], respectively.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky, and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trusts and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal years ended October 31, 2021, December 31, 2021, [March 31, 2022, and May 31, 2022], respectively.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham, and Pruchansky serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of Funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. This Committee met five times during the fiscal years ended October 31, 2021 and December 31, 2021, respectively, and four times during the fiscal years ended [March 31, 2022 and May 31 2022], respectively.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended October 31, 2021, and four times during the fiscal years ended December 31, 2021, [March 31, 2022, and May 31, 2022], respectively.

Shareholder nominations may be submitted to the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trusts), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trusts’ CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts’ CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts’ CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

Each Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal years or periods indicated. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following tables provide information regarding the compensation paid by the Trusts and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the most recent fiscal years. In these tables, the amount shown for each of Noni L. Ellison, Dean Garfield, and Patricia Lizarraga for all periods is “None” since each of these individuals is proposed to be elected to the Board of each Trust and does not currently serve as an Independent Trustee. For all periods shown below, each Trust did not pay compensation to the current Non-Independent Trustees or the Non-Independent Trustee Nominee, Paul Lorentz

Compensation for Fiscal Year Ended October 31, 2021

Independent Trustee	Total Compensation from Capital Series ($)	Total Compensation from Investment Trust ($)	Total Compensation from Investment Trust II ($)	Total Compensation from the John Hancock Fund Complex ($)[1]
Bardelis[2]	6,271	25,842	2,470	420,000
Boyle	6,271	25,842	2,470	420,000
Burgess	6,603	27,189	2,601	440,000
Cunningham	6,271	25,842	2,470	420,000
Fey	6,603	27,189	2,601	440,000
Jackson	6,271	25,842	2,470	420,000
McClellan	8,593	35,272	3,384	560,000
Oates[3]	2,703	11,312	1,110	199,000
Pruchansky	6,271	25,842	2,470	420,000
Rathke	5,849	24,140	2,306	395,000
Russo	6,603	27,189	2,601	440,000
Ellison	None	None	None	None
Garfield	None	None	None	None
Lizarraga	None	None	None	None

(1)	There were approximately 191 series in the John Hancock Fund Complex as of October 31, 2021.
(2)	Mr. Bardelis retied as Trustee effective as of December 31, 2021.
(2)	Mr. Oates retired as Trustee effective as of April 30, 2021.

Compensation for Fiscal Year Ended December 31, 2021

Independent Trustee	Total Compensation from Collateral Trust ($)	Total Compensation from the Trust and the John Hancock Fund Complex[1]
Bardelis[2]	$4,469	$420,000
Boyle	$4,469	$420,000
Burgess	$4,469	$440,000
Cunningham	$4,469	$420,000
Fey	$4,469	$440,000
Jackson	$4,469	$420,000
McClellan	$4,469	$560,000
Oates[3]	$2,085	$177,000
Pruchansky	$4,469	$420,000
Rathke	$4,455	$395,000
Russo	$4,469	$440,000
Ellison	None	None
Garfield	None	None
Lizarraga	None	None

(1)	There were approximately 191 series in the John Hancock Fund Complex as of December 31, 2021.
(2)	Mr. Bardelis retied as Trustee effective as of December 31, 2021.
(2)	Mr. Oates retired as Trustee effective as of April 30, 2021.

Compensation for Fiscal Year Ended March 31, 20221

Independent Trustee	Total Compensation from John Hancock Funds III ($)	Total Compensation from Current Interest ($)	Total Compensation from Investment Trust ($)	Total Compensation from the John Hancock Fund Complex[2] ($)
Bardelis[3]	36,692	580	16,335	243,000
Boyle	64,325	1,151	28,821	427,500
Burgess	65,963	1,184	29,529	437,500
Cunningham	64,325	1,151	28,821	427,500
Fey	67,656	1,219	30,291	447,500
Jackson	64,325	1,151	28,821	427,500
McClellan	89,330	1,161	39,877	577,500
Oates[4]
Pruchansky	64,325	1,151	28,832	427,500
Rathke	61,870	1,102	27,757	412,500
Russo	67,656	1,219	30,291	447,500
Ellison	None	None	None	None
Garfield	None	None	None	None
Lizarraga	None	None	None	None

(1)	The following trusts have fiscal years that end on March 31: John Hancock Current Interest, John Hancock Funds III, and John Hancock Investment Trust (Diversified Real Assets Fund and Mid Cap Growth Fund only).
(2)	There were approximately 191 series in the John Hancock Fund Complex as of March 31, 2022.
(3)	Mr. Bardelis retired as Trustee effective as of December 31, 2021.
(4)	Mr. Oates retired as Trustee effective as of April 30, 2021.

Compensation for Fiscal Year Ended May 31, 2022

Independent Trustee	Bond Trust ($)	California Tax-Free Income Fund ($)	Municipal Securities Trust ($)	Sovereign Bond Fund ($)	Strategic Series ($)	Total Compensation from the John Hancock Fund Complex[1]
Bardelis[2]	3,561	149	452	16,565	1,153	221,000
Boyle	6,811	284	884	32,487	3,044	427,500
Burgess	6,990	291	907	32,487	3,122	437,500
Cunningham	6,811	284	884	32,487	3,044	427,500
Fey	7,167	299	930	34,182	3,203	447,500
Jackson	6,811	284	884	32,487	3,044	427,500
McClellan	9,479	395	1,230	45,217	4,237	577,500
Pruchansky	6,811	284	884	32,487	3,044	427,500
Rathke	6,542	273	850	31,235	2,927	412,500
Russo	7,167	299	930	34,182	3,203	447,500
Ellison	None	None	None	None	None	None
Garfield	None	None	None	None	None	None
Lizarraga	None	None	None	None	None	None

(1)	There were approximately 191 series in the John Hancock Fund Complex as of May 31, 2022.
(2)	Mr. Bardelis retired as Trustee effective as of December 31, 2021.

No Trust has a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2021. The table lists only those Funds in which one or more of the Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Balanced Fund	None	None	None	None	None	None	$10,001 - $50,000
Bond Fund	None	None	None	None	None	None	None
California Municipal Bond Fund	None	None	None	None	None	None	None
Classic Value Fund	None	None	None	None	None	None	$10,001 - $50,000
Collateral Trust	None	None	None	None	None	None	None
Disciplined Value Fund	$1 - $10,000	None	None	None	None	None	$10,001 - $50,000
Disciplined Value International Fund	None	None	None	None	None	None	None
Disciplined Value Mid Cap Fund	None	None	None	None	None	None	None
Diversified Macro Fund	None	None	None	None	None	None	None
Diversified Real Assets Fund	None	None	None	None	None	None	None
Emerging Markets Equity Fund	None	None	None	None	None	None	None
ESG Core Bond Fund	None	None	None	None	None	None	None
ESG International Equity Fund	None	None	None	None	None	None	None
ESG Large Cap Core Fund	None	None	None	None	None	None	None
Financial Industries Fund	None	None	None	Over $100,000	None	None	None
Fundamental Large Cap Core Fund	$1 - $10,000	None	None	None	None	None	$10,001 - $50,000
Global Environmental Opportunities Fund	None	None	None	None	None	None	None
Global Shareholder Yield Fund	None	None	None	None	None	None	None
Global Thematic Opportunities Fund	None	None	None	None	None	None	None
Government Income Fund	None	None	None	None	None	None	None
High Yield Fund	None	None	None	None	None	None	None

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
High Yield Municipal Bond Fund	None	None	None	None	None	None	None
Income Fund	None	None	None	None	None	None	None
Infrastructure Fund	None	None	None	None	None	None	None
International Dynamic Growth Fund	None	None	None	None	None	None	None
International Growth Fund	None	None	None	None	None	None	None
Investment Grade Bond Fund	None	None	None	None	None	None	None
Managed Account Shares Investment-Grade Corporate Bond Fund	None	None	None	None	None	None	None
Managed Account Shares Non-Investment-Grade Corporate Bond Fund	None	None	None	None	None	None	None
Managed Account Shares Securitized Debt Portfolio Fund	None	None	None	None	None	None	None
Mid Cap Growth Fund	None	None	None	None	None	None	None
Money Market Fund	Over $100,000	None	None	None	None	None	None
Municipal Opportunities Fund	None	None	None	None	None	None	None
Regional Bank Fund	None	None	$10,001 - $50,000	Over $100,000	None	None	None
Seaport Long/Short Fund	None	None	None	None	None	None	None
Short Duration Municipal Opportunities Fund	None[1]	None[1]	None[1]	None[1]	None[1]	None[1]	None[1]
Short Duration Bond Fund	None	None	None	None	None	None	None
Small Cap Core Fund	None	None	None	None	None	None	None
U.S. Global Leaders Growth Fund	None	None	None	$10,001 - $50,000	None	None	None
U.S. Growth Fund	None	None	None	None	None	None	$10,001 - $50,000
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

1 The John Hancock Short Duration Municipal Opportunities Fund did not commence operations until June 8, 2022. Accordingly, it had no shareholders as of December 31, 2021.

Fund/Trustee	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Balanced Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Bond Fund	None	None	None	None	None	None	None	None
California Municipal Bond Fund	None	None	None	None	None	None	None	None
Classic Value Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Collateral Trust	None	None	None	None	None	None	None	None
Disciplined Value Fund	None	$10,001 - $50,000	None	$50,001 - $100,000	None	None	None	None
Disciplined Value International Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Disciplined Value Mid Cap Fund	None	None	None	$50,001 - $100,000	None	None	None	None
Diversified Macro Fund	None	None	None	None	None	None	None	None
Diversified Real Assets Fund	None	None	None	None	None	None	None	None
Emerging Markets Equity Fund	None	None	None	None	None	None	None	None
ESG Core Bond Fund	None	None	None	None	None	None	None	None
ESG International Equity Fund	None	None	None	None	None	None	None	None
ESG Large Cap Core Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Financial Industries Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Fundamental Large Cap Core Fund	None	Over $100,000	None	None	None	None	None	None
Global Environmental Opportunities Fund	None	None	None	None	None	None	None	None
Global Shareholder Yield Fund	None	None	None	None	None	None	None	None
Global Thematic Opportunities Fund	None	None	None	None	None	None	None	None
Government Income Fund	None	$1 - 10,000	None	None	None	None	None	None
High Yield Fund	None	$10,001 - 50,000	None	None	None	None	None	None
High Yield Municipal Bond Fund	None	None	None	None	None	None	None	None
Income Fund	None	$10,001 - 50,000	None	None	None	None	None	None
Infrastructure Fund	None	None	None	None	None	None	None	None
International Dynamic Growth Fund	None	None	None	None	None	None	None	None
International Growth Fund	None	$50,001 - $100,000	None	None	None	None	None	None
Investment Grade Bond Fund	None	$1 - 10,000	None	None	None	None	None	None
Managed Account Shares Investment-Grade Corporate Bond Fund	None	None	None	None	None	None	None	None

Fund/Trustee	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Managed Account Shares Non-Investment-Grade Corporate Bond Fund	None	None	None	None	None	None	None	None
Managed Account Shares Securitized Debt Portfolio Fund	None	None	None	None	None	None	None	None
Mid Cap Growth Fund	None	None	None	None	None	None	None	None
Money Market Fund	None	None	None	None	None	None	None	None
Municipal Opportunities Fund	None	None	None	None	None	None	None	None
Regional Bank Fund	None	None	None	None	None	None	None	None
Seaport Long/Short Fund	None	None	None	None	None	None	None	None
Short Duration Bond Fund	None	None	None	None	None	None	None	None
Short Duration Municipal Opportunities Fund	None[1]	None[1]	None[1]	None[1]	None	None	None	None
Small Cap Core Fund	None	$10,001 - $50,000	None	None	None	None	None	None
U.S. Global Leaders Growth Fund	None	$10,001 - $50,000	None	Over $100,000	None	None	None	None
U.S. Growth Fund	None	$50,001 - $100,000	None		None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	None	None

1 The John Hancock Short Duration Municipal Opportunities Fund did not commence operations until June 8, 2022. Accordingly, it had no shareholders as of December 31, 2021.

Material Relationships of the Independent Trustees

As of December 31, 2021, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of a Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of each Trust present [in person]/[by phone] or represented by proxy at the Meeting.

The Board, including all the Independent Trustees of each Trust, recommends that shareholders of each Trust vote “FOR” all of the Nominees.

Proposal 2 — Approval of a new form of Advisory Agreement

(John Hancock California Municipal Bond Fund, John Hancock Classic Value Fund, John Hancock Fundamental Large Cap Core Fund and John Hancock U.S. Global Leaders Growth Fund)

Shareholders of each of the John Hancock California Municipal Bond Fund, John Hancock Classic Value Fund, John Hancock Fundamental Large Cap Core Fund and John Hancock U.S. Global Leaders Growth Fund (the “Legacy Funds” or “Funds”) are being asked to approve a new advisory agreement for the Funds (the “Proposed Advisory Agreement”). Approval of the Proposed Advisory Agreement will not change the annual advisory fee rates payable by any Fund. Accordingly, shareholder approval of the Proposed Advisory Agreement would not result in any changes to the information presented in an annual operating expense table summarizing each applicable Fund’s expenses.

Introduction

At its videoconference meeting on June 21-23, 2022, the Board, including all the Independent Trustees, approved the Proposed Advisory Agreement between the Legacy Funds’ Trusts and the Advisor (Proposal 2). A copy of the Proposed Advisory Agreement for each Trust is included at Appendix B to this Proxy Statement.

The purpose of this proposal is to update the existing advisory agreement (the “Current Advisory Agreement”) with substantially similar terms as the rest of the advisory agreements across the John Hancock Fund Complex. The Proposed Advisory Agreement will:

•	Eliminate coverage of all Non-Advisory Services from the advisory agreement. In this Proxy Statement, the term “Non-Advisory Services” means services that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, Securities and Exchange Commission (“SEC”) filings, graphic design, and other services that are not investment advisory in nature.
•	Explicitly provide for a Manager of Managers Structure.
•	For certain Funds, change the frequency with which advisory fees are paid from monthly to daily payment to provide consistency.
•	Contain clearer, more detailed provisions with respect to certain matters such as the use of a subadvisor, as summarized below.

The 1940 Act requires that any material change in an advisory contract be approved by shareholders of a Fund.

Additional Information. For additional information about the Advisor, including: “Management and Control of the Advisor,” the amounts of advisory fees paid to the Advisor during each relevant Fund’s fiscal year, and “Payments by the Funds to Affiliates of the Advisor,” see Appendix C hereto (“Additional Information About the Advisor and the Advisory Agreements”). The advisory fee schedule for each relevant Fund and information regarding comparable funds managed by the Advisor are set forth in Appendix D hereto (“Advisory Fee Schedules and Comparable Funds Managed by the Advisor”).

Clarification Regarding Non-Advisory Services

The Current Advisory Agreement describes the investment advisory functions to be performed by the Advisor (or a subadvisor, under the Advisor’s supervision), including the formulation and implementation of a continuous investment program for each Fund consistent with the Fund’s investment objectives and related investment policies (“Advisory Services”). In addition, each Fund’s Current Advisory Agreement provides that the Advisor will provide certain limited Non-Advisory Services. However, a substantial number of other Non-Advisory Services, which the Funds pay for, are already provided to the Funds under a separate Accounting and Legal Services Agreement.

In order to provide clarity and to consolidate like services in a single agreement, it is proposed that all references to Non-Advisory Services in the Current Advisory Agreements be eliminated. The officers of the relevant Trusts have proposed to the Board that, if this Proposal 2 is approved, each Fund adopt a new, separate Service Agreement (replacing the existing Accounting and Legal Services Agreement) that clearly covers all Non-Advisory Services, including those eliminated from the Current Advisory Agreement. The new Service Agreement may be approved by the Board with respect to the Funds with no approvals required from shareholders but would become effective only upon shareholders’ approval of this Proposal 2.

The officers of the relevant Trusts believe that this consolidation of Non-Advisory Services under a single contract will eliminate confusion and facilitate more effective tracking of Non-Advisory Services and costs. The elimination of Non-Advisory Services provisions from the Current Advisory Agreements and consolidation of Non-Advisory Services in a separate Service Agreement will not materially increase the amount of expenses incurred by the Funds for Non-Advisory Services, and will not materially increase the

Funds’ overall expense ratios. Consistency in operational procedures across the John Hancock Fund Complex will reduce the potential for transaction errors.

Frequency of Payment of Advisory Fee

As compensation for its services under the Current and Proposed Advisory Agreements, the Adviser receives a fee from each Trust computed separately for each Fund, determined by applying a specified annual fee rate to the net assets of the applicable Fund. The Proposed Advisory Agreement will restructure the advisory fees paid by the Legacy Funds so that fees will be paid on a daily basis, rather than on a monthly basis.

Because each relevant Legacy Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that a Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly or quarterly payment. Nevertheless, the Adviser may benefit from the time value of advisory fee payments received on a daily, rather than a monthly basis.

This amendment would promote uniformity of advisory fee distributions across the John Hancock Fund Complex. The Board believes that this will lead to greater administrative efficiencies for the Funds.

Clarification Regarding Use of Subadvisor

While the Current Advisory Agreements allow JHIM to engage subadvisers for purposes of managing the Legacy Funds, the Proposed Advisory Agreement would more explicitly provide for a “manager of managers” structure whereby JHIM would have specific duties in overseeing subadvisors, as described further below. The services of JHIM being provided pursuant to the “manager of managers” structure detailed in the Proposed Advisory Agreement are distinct from services of the subadvisors being provided pursuant to applicable subadvisory contracts. The Proposed Advisory Agreement would continue to provide that, with Board approval, JHIM could take over direct management of a Legacy Fund, thereby eliminating the “manager of managers” structure.

Elimination of Blue Sky Expense Limitation

The Proposed Advisory Agreement does not include a provision limiting the advisory fee in accordance with state blue sky requirements, which the Current Advisory Agreement for the John Hancock Classic Value Fund and the John Hancock Fundamental Large Cap Core Fund includes. Such limitations no longer exist, as federal law supersedes state investment limitations.

Provision of Trust Officers

The Current Advisory Agreements provide that the Advisor pays for all officers and employees of the Trust. Under the Proposed Advisory Agreement, the Advisor expressly agrees only to permit its employees to serve as President (or Trustees) without remuneration from the Trust. The Advisor will continue to provide certain other personnel as the Trusts may require at the Trusts’ expense.

The Proposed Advisory Agreement will not result in any increase in the advisory fee that each Fund pays the Advisor under its Current Advisory Agreement or in any change in the level, nature or quality of advisory services provided by the Advisor to the Funds.

Key Differences

The following table summarizes key differences between the Proposed Advisory Agreement and the Current Advisory Agreements. The summaries of the provisions of the Proposed Advisory Agreement are qualified in their entirety by reference to the form of Proposed Advisory Agreement included in Appendix B to this Proxy Statement. These provisions would be changed to those in the Proposed Advisory Agreement if the Proposed Advisory Agreement is approved by shareholders of a Fund.

Key Differences between the Proposed and Current Advisory Agreements

Term	Proposed Advisory Agreement	Current Advisory Agreements
Advisory and Non-Advisory Services	Agreement deletes all Non-Advisory Services.	Agreement includes certain limited Non-Advisory Services, such as the preparation of certain valuation reports.
Frequency of Payment	The advisory fees for each Fund will be accrued and paid daily.	The advisory fees for the Legacy Funds are paid monthly.
Trustees and Officers	Advisor agrees to permit its employees to serve as Non-Independent Trustees and President without remuneration from the Trust. Other Advisor personnel may be furnished at Trust’s expense.	Advisor agrees to pay for all officers and employees of Trust. Trust pays for Independent Trustees, a portion of Chief Compliance Officer compensation and any outside contractors or employees.

Term	Proposed Advisory Agreement	Current Advisory Agreements
Expenses Assumed by the Trust	More detailed list than Current Advisory Agreement as well as some general provisions.	Less detailed enumeration of such expenses.
Conflicts of Interest	Potential conflicts on behalf of Advisor do not affect validity of relationship or transactions made.	Agreement is silent.
Indemnification of Advisor	Provided (when not a result of willful malfeasance, bad faith, gross negligence or reckless disregard) to the fullest extent permitted by law, the Trust indemnifies the Advisor, its affiliates and the officers, directors and employees of the Advisor and its affiliates. Advancement is also provided for.	No similar clause.
Limitation of Liability under the Declaration of Trust	Agreement notes that Declaration of Trust limits the personal liability of any trustee, shareholder, officer, employee or agent of the Trust.	Agreement only limits the liability of the Advisor. The Declaration of Trust and Massachusetts law provide for expanded limitation of liability of any trustee, shareholder, officer, employee or agent of the Trust but ideally this should be stated in all fund contracts.

DESCRIPTION OF CURRENT AND PROPOSED FORM OF ADVISORY AGREEMENTS

The following is a summary of the terms of the Current Advisory Agreements and the Proposed Advisory that are substantially similar.

Duties. The Advisor oversees the investment operations of each Fund.

Compensation. The annual percentage rates for the Funds’ advisory fees are set forth in Appendix D of this Proxy Statement. The Proposed Advisory Agreement does not change the annual advisory fee rates for the Funds.

Expenses. Each Fund is responsible for the payment of all expenses of its organization, operations and business, except those that the Advisor has agreed to pay. Each Fund pays the expenses of:

•	custody, auditing, transfer agency, bookkeeping and dividend disbursement;
•	trade commissions;
•	taxes;
•	legal fees and expenses, including litigation and share registration; and
•	printing and mailing shareholder reports, prospectuses and proxy statements.

Limitation of Liability of the Adviser. The Current and Proposed Advisory Agreement provide that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current or Proposed Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Current or Proposed Advisory Agreement.

Term. With respect to each Fund, each of the Current and Proposed Advisory Agreements has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the Fund’s Outstanding Voting Securities (as defined below). Any such continuance also requires the approval of a majority of the Independent Trustees.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of a Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable, are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable.

Any required shareholder approval of any continuance of the Current or Proposed Advisory Agreements shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the Agreement; or (b) all of the other Funds of each Trust.

Failure of Shareholders to Approve Continuance. If the outstanding voting securities of a Fund fail to approve any continuance of the Proposed Advisory Agreement, the Advisor may continue to act as investment advisor with respect to the Fund pending the required approval of the continuance of such agreement, a new agreement with the Advisor or a different advisor, or other definitive action. The compensation received by the Advisor during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreement, whichever is less.

Termination. The Current or Proposed Advisory Agreement may be terminated with respect to a Fund at any time without the payment of any penalty on 60 days’ written notice to the other parties. The Agreement with respect to a Fund may be terminated by:

•	the Trustees;
•	a Majority of the Outstanding Voting Securities of the Fund; or
•	the Advisor.

An Advisory Agreement will automatically terminate in the event of its assignment.

Amendments. The Current or Proposed Advisory Agreement may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of each affected Fund and by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

Any required shareholder approval of any amendment shall be effective with respect to a Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of another Fund.

EVALUATION BY THE BOARD OF PROPOSED ADVISORY AGREEMENT UNDER PROPOSAL 2

At videoconference meetings held on June 21-23, 2022, the Board, including all the Independent Trustees, approved the Proposed Advisory Agreement for the Funds under Proposal 2.

The Board, including the Independent Trustees, is responsible for selecting a Fund’s investment advisor, approving the Advisor’s selection of Fund subadvisors and approving that Fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.

Consistent with SEC rules, the Board regularly evaluates a Fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. With respect to the Proposed Advisory Agreements, the Board noted that the Proposed Advisory Agreements will have identical terms to those of the current advisory agreements in place for many other funds within the John Hancock Group of Funds. These identical advisory agreements were recently reviewed in detail by the Board and the Board reapproved these advisory agreements for continuation at its May 2022 meeting. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for a Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

•	the nature, extent and quality of the services to be provided by the Advisor to the Funds;
•	the investment performance of the Funds;
•	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;
•	the costs of the services to be provided and the profits to be realized by the Advisor (including any subadvisors affiliated with the Advisor) and its affiliates from the Advisor’s relationship with a Fund; and
•	comparative services rendered and comparative advisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of a Fund’s advisory agreements.

June 2022 Meeting

This section describes the evaluation by the Board of the Current Advisory Agreements. Prior to the June 21-23, 2022 videoconference† meetings at which the Current Advisory Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Current Advisory Agreements at the videoconference meetings held on May 25-26, 2021. The Independent Trustees also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.

At a videoconference meeting held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Current Advisory Agreements. In considering the Current Advisory Agreements, the Board received in advance of the meetings a variety of materials relating to the Legacy Funds, the Advisor and the subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other information provided by the Advisor regarding the nature, extent and quality of services provided by the Advisor under the Current Advisory Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Legacy Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Current Advisory Agreements is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the Legacy Funds, including quarterly performance reports prepared by management containing reviews of investment results. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the Legacy Funds by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Current Advisory Agreements and discussed the proposed continuation of the Current Advisory Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the Current Advisory Agreements with respect to the Legacy Funds, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trusts’ CCO regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings,

† On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the SEC issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June 2022 meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.

discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trusts and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Current Advisory Agreements, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trusts’ affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Current Advisory Agreements with respect to the Funds.

Investment performance. In considering the Funds’ performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Current Advisory Agreements, the Board:

(a)	reviewed information prepared by management regarding the Funds’ performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the reports prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the Funds’ performance and its plans and recommendations regarding the Trusts’ subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group.

The Board noted that Classic Value Fund outperformed its benchmark index and peer group for the 1-year time period but underperformed its benchmark index and peer group for the 3-, 5-, and 10-year time periods ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to the benchmark index and peer group median for the three-, five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

The Board noted that Fundamental Large Cap Core Fund outperformed its benchmark index for the 1- and 3-year time periods and its peer group for the 1-, 3-, and 10-year time periods ended December 31, 2021. The fund underperformed the index for the 5- and 10-year time periods and its peer group for the 5-year time period ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and to the peer group for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

The Board noted that U.S. Global Leaders Growth Fund underperformed its benchmark index for all time periods and its peer group for the 1-, 3-, and 10-year time periods, but outperformed its peer group for the 5-year time period ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s underperformance, including the impact of the benchmark’s concentration of outperformance in a small number of portfolio companies, in which the fund is underweight due to its risk aware nature. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

The Board noted that California Municipal Bond Fund outperformed its benchmark index for the 1- and 10-year periods and its peer group for the 1-year time periods, but underperformed its benchmark index for the 3- and 5-year time periods and its peer group for the 3-, 5- and 10-year time periods ended December 31, 2021. The Board took into account management’s discussion of the factors that contributed to the fund’s performance compare to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Funds in light of the nature, extent and quality of the management and advisory services provided by the Advisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the each Fund’s ranking within a broader group of funds. In comparing each Fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median for the Classic Value Fund, U.S. Global Leaders Growth Fund, and California Municipal Bond Fund, and equal to the peer group median for the Fundamental All Cap Core Fund.

The Board took into account management’s discussion of each Fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fees and the fees of the Subadvisors, including the amount of the advisory fees retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisors. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including with respect to the Legacy Funds, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the Funds and that the Funds have breakpoints in their contractual management fee schedules that reduce management fees as assets increase. The Board also noted that the Funds’ distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the Fundamental Large Cap Core Fund, Classic Value Fund, and California Municipal Bond Fund. The Board noted that each of Fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of each Fund. The Board reviewed information provided by the Advisor concerning the investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the Legacy Funds and the services they provide to other comparable clients or Funds. The Board concluded that the advisory fees paid with respect to the Legacy Funds are reasonable in light of the nature, extent and quality of the services provided to the Legacy Funds under the Current Advisory Agreement.

Probability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trusts, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Funds;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the Funds;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trusts directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trusts and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provides transfer agency services and distribution services to the Funds, and that the Funds’ distributor also receives Rule 12b-1 payments to support distribution of the Funds;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(i)	noted that the subadvisory fee for each Fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the Funds was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the Funds (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each Fund;
(b)	reviewed each Fund’s advisory fee structure and concluded that: (i) the Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Fund to benefit from economies of scale if the Fund grows. The Board also took into account management’s discussion of each Fund’s advisory fee structure; and
(c)	the Board also considered the effect of each Fund’s growth in size on its performance and fees. The Board also noted that if a Fund’s assets increase over time, the Fund may realize other economies of scale.

Required Vote

Shareholders of each Legacy Fund voting on the Proposed Advisory Agreement will vote separately with respect to Proposal 2. For each Fund, approval of Proposal 2 will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If shareholders of a Fund do not approve Proposal 2, the Proposed Advisory Agreement will not take effect, and the terms of the Current Advisory Agreements will continue in effect as to that Fund.

If Proposal 2 is approved by the shareholders of a Fund, the Proposed Advisory Agreement is expected to become effective as to that Fund promptly after such approval and upon disclosure in that Fund’s prospectus.

The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 2.

Proposal 3 — Approval of the adoption of a manager of managers structure

Introduction

(Balanced Fund, California Municipal Bond Fund, Classic Value Fund, Financial Industries Fund, Fundamental Large Cap Core Fund, High Yield Municipal Bond Fund, and Regional Bank Fund)

The Funds each have JHIM as their investment advisor, subject to the supervision of the Board, pursuant to an Advisory Agreement between JHIM and each Trust, on behalf of each Fund. JHIM is permitted under the Advisory Agreement, at its own expense, to select and contract with one or more investment subadvisor to perform some or all of the investment advisory services for which JHIM is responsible under the Advisory Agreement.

When JHIM delegates portfolio management duties to a subadvisor with respect to a Fund, the 1940 Act requires that the subadvisory agreement must be approved by the shareholders of that Fund. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment manager (including as a subadvisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, each Fund must obtain shareholder approval of a subadvisory agreement in order to employ a subadvisor, replace an existing subadvisor with a new subadvisor, materially change the terms of a subadvisory agreement or continue the employment of an existing subadvisor whose subadvisory agreement terminates because of an assignment (as such term is defined under the 1940 Act).

Because of the expense and delay associated with obtaining shareholder approval of subadvisors and related subadvisory agreements, many mutual fund investment managers have requested and obtained orders from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, these orders permit the covered mutual funds and their respective managers to employ a “manager of managers” structure with respect to the funds, whereby the investment managers may retain unaffiliated subadvisors for the funds and materially change the terms of a subadvisory agreement with an unaffiliated subadvisor without obtaining shareholder approval.

On January 27, 2000, the SEC issued an exemptive order pursuant to Section 6(c) of 1940 Act that allows the Advisor to enter into and materially amend subadvisory agreements without shareholder approval. This order does not extend to a subadvisor that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Trust or the Advisor, other than by reason of serving as subadvisor to one or more of the Funds.

Most of the funds in the John Hancock Fund Complex currently utilize the manager of managers structure, and approval for the remaining funds noted in this Proposal 3 would align such funds with the rest of the funds in the John Hancock Fund Complex. The proposed manager of managers structure would permit JHIM, as each Fund’s investment advisor, to make changes to a Fund’s subadvisors and materially amend subadvisory agreements without shareholder approval. This would allow JHIM, subject to the Board’s approval, to select new or additional subadvisors for a Fund and terminate and replace existing subadvisors to a Fund. The manager of managers structure is intended to enable each Fund to operate with greater efficiency and help each Fund enhance performance by allowing the Board and JHIM to employ subadvisors best suited to the needs of the Fund without incurring the expense and delay associated with obtaining shareholder approval of a new subadvisor and its subadvisory agreement. The Board believes that it is in the best interests of each Fund and its shareholders to adopt a manager of managers structure. A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval of Manager of Managers Structure.”

The process of seeking shareholder approval can be administratively expensive to any Fund and may cause delays in executing changes that the Board and JHIM have determined are necessary or desirable. These costs are often borne by the Funds (and therefore indirectly by the Funds’ shareholders). Further, if a subadvisor of a Fund is involved in a corporate transaction that could be deemed to result in an assignment of its subadvisory agreement, the Fund currently must seek shareholder approval of a new subadvisory agreement, even where there will be no change in the persons managing the Fund or the subadvisory fee paid to the subadvisor by JHIM. If a Fund’s shareholders approve the policy authorizing a manager of managers structure for the Fund, the Board would be able to act more quickly, and with less expense to the Fund, to appoint an unaffiliated subadvisor, in instances in which the Board and JHIM believe that the appointment would be in the best interests of the Fund and its shareholders.

The Board, including the Independent Trustees, would continue to oversee the subadvisor selection process under the manager of managers structure to help ensure that the interests of shareholders are protected whenever JHIM would seek to select a subadvisor or modify a subadvisory agreement. Specifically, the Board, including the Independent Trustees, would evaluate and approve each subadvisory agreement as well as any modification to an existing subadvisory agreement. The Board, including a majority of the Independent Trustees, will continue to be required to review and consider the continuance of each subadvisory agreement at least annually, after the expiration of the initial term. In reviewing new or existing subadvisory agreements or modifications to existing subadvisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadvisor, the investment performance of the assets managed by the subadvisor in the particular style for which a subadvisor is sought, as well as the subadvisor’s compliance with federal securities laws and regulations. JHIM and each subadvisor will continue to have a legal duty to provide the Board with information on all factors pertinent to the Board’s decision regarding the subadvisory arrangement.

Furthermore, operation of a Fund under the proposed manager of managers structure would not: (1) permit investment management fees paid by a Fund to JHIM to be increased without shareholder approval, or (2) diminish JHIM’s responsibilities to a Fund, including JHIM’s overall responsibility for the portfolio management services furnished by a subadvisor. Under the structure, JHIM would continue to supervise and oversee the activities of the subadvisor(s) to each Fund, monitor each subadvisor’s performance and make recommendations to the Board about whether its subadvisory agreement should be continued, modified or terminated.

Under the manager of managers structure, a Fund’s shareholders would receive notice of, and information pertaining to, any new subadvisory agreement or any material change to an existing subadvisory agreement for the Fund. In particular, shareholders would receive the same information about a new subadvisory agreement and a new subadvisor that they would have received in a proxy statement related to their approval of a new subadvisory agreement in the absence of a manager of managers structure except that such shareholders would not be asked to vote on the matter.

Board Approval of Manager of Managers Structure

At a videoconference meeting held on June 21-23, 2022, the Board, including a separate unanimous vote by the Independent Trustees, unanimously approved the use of the manager of managers structure and determined: (1) that it would be in the best interests of each Fund and its shareholders; and (2) to obtain shareholder approval of the structure. In evaluating this structure, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.	A manager of managers structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new subadvisors when the Board and JHIM believe that such appointment would be in the best interests of the Fund and its shareholders;
2.	JHIM would continue to be directly responsible for monitoring a subadvisor’s compliance with a Fund’s investment objective(s) and investment strategies and analyzing the performance of the subadvisor;
3.	The management fees paid by the Funds to JHIM would remain the same and any increase would require shareholder approval; and
4.	No subadvisor could be appointed, removed or replaced without the Board’s approval and involvement.

Required Vote

Shareholders of each of Balanced Fund, California Municipal Bond Fund, Classic Value Fund, Financial Industries Fund, Fundamental Large Cap Core Fund, High Yield Municipal Bond Fund, and Regional Bank Fund will vote separately with respect to Proposal 3. For each such Fund, approval of Proposal 3 will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.

If shareholders of a Fund approve the adoption of a manager of managers structure, this structure is expected to become effective immediately upon approval and upon disclosure of the structure in the Fund’s prospectus.

If shareholders of a Fund do not approve the proposed manager of managers structure, the structure will not take effect.

Each applicable Board, including all the Independent Trustees, recommends that shareholders of each such Fund vote “FOR” Proposal 3.

Independent registered public accounting firm

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, has been selected as the independent registered public accounting firm for each Fund for its fiscal year and served as such for the prior fiscal period. PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed to a Fund for the last two 12-month fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended March 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2022	2021	2022	2021	2022	2021	2022
Disciplined Value Fund	$39,560	$39,676	$936	$781	$3,837	$4,664	$18	$199
Disciplined Value Mid Cap Fund	$52,100	$51,263	$936	$781	$3,837	$5,914	$18	$199
Diversified Real Assets Fund	$50,424	$51,595	319	$781	$3,837	$3,914	$18	$199
Global Shareholder Yield Fund	$39,704	$40,271	$621	$781	$3,837	$3,914	$89	$199
International Growth Fund	$52,134	$53,336	$931	$781	$4,403	$5,241	$768	$199
Money Market Fund	$31,078	$31,791	$936	$781	$2,858	$2,915	$18	$199
U.S. Growth Fund	$41,345	$40,995	$936	$781	$3,837	$5,164	$18	$199
John Hancock Fund Complex	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Fees Paid to PwC for the Last Two Fiscal Years Ended May 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2022	2021	2022	2021	2022	2021	2022
Bond Fund	$61,879	$63,311	$936	$776	$3,837	$3,914	$18	$305
California Municipal Bond Fund	$44,016	$45,022	$936	$776	$3,760	$3,835	$18	$305
ESG Core Bond Fund	$50,454	$51,626	$936	$776	$3,837	$3,914	$18	$305
Government Income Fund	$50,198	$51,323	$936	$776	$3,837	$3,914	$18	$305
High Yield Fund	$75,941	$77,742	$1,146	$776	$3,837	$3,914	$18	$305
High Yield Municipal Bond Fund	$42,776	$43,750	$936	$776	$3,760	$3,835	$18	$305
Income Fund	$72,672	$74,286	$936	$776	$3,940	$4,019	$18	$305
Investment Grade Bond Fund	$51,222	$52,374	$935	$776	$3,837	$3,914	$18	$305
Managed Account Shares Investment Grade Corporate Bond Portfolio	$17,070	$28,705	$319	$776	$1,000	$4,186	$1,268	$305
Managed Account Shares Non-Investment Grade Corporate Bond Portfolio	$17,070	$28,705	$3195	$776	$1,000	$5,436	$2,500	$305
Managed Account Shares Securitized Debt Portfolio	$17,070	$28,705	$319	$776	$1,000	$2,936	$18	$305
Municipal Opportunities Fund	$39,365	$40,249	$936	$776	$3,760	$3,835	$18	$305
Short Duration Bond Fund	$61,312	$62,729	$936	$776	$3,837	$3,914	$18	$305
Short Duration Municipal Opportunities[1]	—[1]	—[1]	—[1]	—[1]	—[1]	—[1]	—[1]	—[1]
John Hancock Fund Complex	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1) The Short Duration Municipal Opportunities Fund did not commence operations until July 2022 so the Fund did not incur any fees in 2021 and 2022

Fees Paid to PwC for the Last Two Fiscal Years Ended October 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2020	2021	2020	2021	2020	2021	2020	2021
Balanced Fund	$45,536	$52,161	$604	$771	$3,837	$3,914	$89	$271
Classic Value Fund	$40,115	$41,113	$604	$771	$3,837	$3,914	$89	$271
Disciplined Value International Fund	$53,926	$60,771	$10,334	$2,571	$5,653	$5,991	$89	$271
Diversified Macro Fund	$65,385	$76,230	$604	$771	$8,837	$3,914	$89	$271
Emerging Markets Equity Fund	$42,972	$43,166	$604	$771	$4,837	$3,914	$89	$271
ESG International Equity Fund	$53,696	$54,156	$604	$771	$4,403	$4,491	$89	$271
ESG Large Cap Core Fund	$42,972	$43,166	$604	$4,841	$5,087	$1,164	$89	$271
Financial Industries Fund	$40,115	$41,113	$604	$771	$5,087	$5,164	$89	$271
Fundamental Large Cap Core Fund	$40,115	$46,613	$604	$771	$3,837	$3,914	$89	$271
Global Environmental Opportunities Fund	—[1]	$26,006	—[1]	$771	—[1]	$4,491	—[1]	$271
Global Thematic Opportunities Fund	$45,393	$45,695	$604	$771	$4,403	$4,491	$89	$271
Infrastructure Fund	$40,115	$40,113	$604	$771	$5,087	$5,164	$89	$271
International Dynamic Growth Fund	$45,393	$45,635	$604	$771	$4,403	$4,491	$89	$271
Mid Cap Growth Fund
Regional Bank Fund	$40,115	$41,113	$604	$771	$5,087	$5,164	$89	$271
Seaport Long/Short Fund	$110,407	$109,985	$604	$771	$3,914	$3,992	$89	$271
Small Cap Core Fund	$40,115	$41,113	$604	$771	$5,337	$3,914	$89	$271
U.S. Global Leaders Growth Fund	$40,115	$41,113	$604	$771	$5,087	$5,164	$89	$271
John Hancock Fund Complex	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	The Global Environmental Opportunities Fund did not commence operations until July 21, 2021, so the Fund did not incur any fees in 2020.

Fees Paid to PwC for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2020	2021	2020	2021	2020	2021	2020	2021
Collateral Trust	$35,978	$36,884	$604	$776	$2,858	$2,915	$89	$289
John Hancock Fund Complex	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The SEC’s auditor independence rules require each Trust’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC. The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by PwC to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by an Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

The following tables show the aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the indicated fiscal year and period ends.

Non-Audit Fees for Funds

Fiscal Year End	2020	2021	2022
March 31		$1,204,124	[ ]
May 31		$1,149,548	[ ]
October 31	$1,199,409	$1,089,893
December 31	$1,259,110	$988,448

[During the Reporting Periods, PwC billed [no] fees that an Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.]

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were [no] non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

Shareholders and voting information

Shares of the Funds, except the Collateral Trust, are offered to the public, including various institutional investors. Shares of the Collateral Trust are only offered by way of a “private placement” exempt from the registration requirements of the Securities Act of 1933 (the “1933 Act”), applicable state securities laws pursuant to Rule 506 of Regulation D under the 1933 Act and comparable state law exemptions and/or through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by other funds in the John Hancock Fund Complex (collectively, the “Funds of Funds”). No Fund of Funds holding Class NAV shares of a Fund exercises any discretion in voting such shares.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadvisor to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix E (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling [ ]. These reports are also available on the Internet at www.jhinvestments.com.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trusts a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting [in person]/[by phone]. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable proposals.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the issued and outstanding shares of a Trust at the close of business on that date present [in person]/[by phone] or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. A Majority of the Outstanding Voting Securities of a Trust or a Fund, as applicable, is required to approve a proposal, except as otherwise stated herein.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Trusts may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote but not present at the Meeting in determining whether a quorum is present and do not count as votes cast for the proposal. An abstention will have no effect on whether the proposal is approved.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present. An abstention will not be counted as a vote cast on a proposal. Broker votes will be counted on routine items as permitted under certain exchange rules. Broker non-votes will not be counted for non-routine items and will have the effect of a vote “against” a proposal. Therefore, with respect to a Proposal 2 and Proposal 3, which are each non-routine, abstentions and broker non-votes have the same effect as a vote “against” a proposal. An abstention will not be counted as a vote cast on routine Proposal 1. Broker votes will be counted for routine Proposal 1.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of a Trust or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable, are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of a Trust or a Fund, as applicable.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trusts; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately [ ]. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of all Funds of each Trust will vote in the aggregate and not separately by Fund or class of shares with respect to the election of Trustees (Proposal 1). Shares of the applicable Fund or Funds will vote separately, and in the aggregate and not by class of shares, on the proposals with respect to amendments to the Advisory Agreement (Proposal 2) and to the adoption of a Manager of Managers Structure (Proposal 3).

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trusts may also arrange to have votes recorded by telephone by officers and employees of the Trusts or by the personnel of the Advisor, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in a Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Call the toll-free-number located on your proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote [in person]/[by phone] if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy Statement and have your proxy card(s) at hand.
▪	Go to the Web site on the proxy card(s).
▪	Enter the “control number” found on your proxy card(s).
▪	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Other matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

No Trust is required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of that Trust must be received by a Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

[July 18, 2022]

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING [IN PERSON]/[BY PHONE] ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

Appendices

PROXY STATEMENT OF
JOHN HANCOCK BOND TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST
JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS III
JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK STRATEGIC SERIES

(each, a “Trust” and collectively, the “Trusts”)

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022

Appendix A    Procedures for the Selection of Independent Trustees

Appendix B    Proposed New Form of Advisory Agreement

Appendix C    Additional Information about the Advisor and the Advisory Agreements

Appendix D    Advisory Fee Schedules and Comparable Funds Managed by the Advisor

Appendix E    Outstanding Shares and Share Ownership

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street
Boston, Massachusetts 02116
1-800-225-5291

www.jhinvestments.com

Appendix A - John Hancock Funds procedures for the selection of Independent Trustees

1.       Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.       Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.       Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.       Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.       Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

Appendix B - Proposed Advisory Agreement

[TRUST NAME]

AMENDED AND RESTATED ADVISORY AGREEMENT

Amended and Restated Advisory Agreement dated [ ], 2022, between [Trust Name], a Massachusetts business trust (the “Trust”) and John Hancock Investment Management LLC, a Delaware limited liability company (the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints the Adviser, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the funds of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the “Funds”). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.	DUTIES OF THE ADVISER
a.	Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Funds; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor each Subadviser’s management of the Funds’ investment operations in accordance with the investment objectives and related investment policies, as set forth in the Trust’s registration statement with the Securities and Exchange Commission, of any Fund or Funds under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.
b.	The Adviser shall furnish to the Trust the following:
i.	Office and Other Facilities. — The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;
ii.	Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Trust without remuneration from or other cost to the Trust;
iii.	Investment Personnel. — The Adviser shall furnish to the Trust any personnel necessary for the oversight and/or conduct of the investment operations of the Trust. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Trust pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to- time in effect between the Trust and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.
iv.	Reports to Trust. — The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.
c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.
d.	With respect to any one or more of the Funds named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of the Funds, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Funds in accordance with the Trust’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Funds, the Adviser:

i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Funds or are under consideration for inclusion in the Funds;
ii.	will formulate and implement a continuous investment program for each Fund consistent with the investment objectives and related investment policies for each such Fund as described in the Trust’s registration statement, as amended;
iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;
iv.	will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;
v.	will provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Funds for which market quotations are not readily available;
vi.	will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Trust and the Adviser or another party);
vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;
viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;
ix.	will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and
x.	will vote all proxies received in connection with securities held by the Funds.
3.	EXPENSES ASSUMED BY THE TRUST

The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:

a.	Edgarization, Printing and Mailing. — Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities and (iii) all tax returns;
b.	Compensation of Officers and Trustees. — Compensation of the officers and Trustees of the Trust (other than persons serving as President or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);
c.	Registration and Filing Fees. — Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the 1940 Act and the registration of the Trust’s shares under the Securities Act of 1933, as amended;
d.	Custodial Services. — The charges and expenses of the custodian appointed by the Trust for custodial services;

e.	Accounting Fees. — The charges and expenses of the independent accountants retained by the Trust;
f.	Legal, Accounting and Administrative Services. — The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Trust from time to time in effect with respect to the provision of legal services (including registering and qualifying the Trust’s shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services;
g.	Transfer, Bookkeeping and Dividend Disbursing Agents. — The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;
h.	Commissions. — Broker’s commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;
i.	Taxes. — Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;
j.	Stock Certificates. — The cost of stock certificates, if any, representing shares of the Trust;
k.	Membership Dues. — Association membership dues, as explicitly approved by the Trustees;
l.	Insurance Premiums. — Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;
m.	Shareholders and Trustees Meetings. — Expenses of shareholders and Trustees meetings;
n.	Pricing. — Pricing of the Trust Funds and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;
o.	Interest. — Interest on borrowings;
p.	Communication Equipment. — All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and
q.	Nonrecurring and Extraordinary Expense. — Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.
4.	COMPENSATION OF ADVISER

Subject to the provisions of section 2(d) of this Agreement, the Adviser shall be entitled to a fee with respect to each Fund, accrued and paid daily, at such annual percentage rates, as specified in Appendix A to this Agreement, of the average daily net asset value of the Fund.

5.	NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.	SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.	CONFLICTS OF INTEREST

It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust or the organizational documents of the Adviser or by specific provision of applicable law.

8.	REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Funds. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.

Following the effectiveness of the Agreement with respect to any Fund, if the Agreement terminates with respect to such Fund because the shareholders of such Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less; provided further, for the elimination of doubt, the failure of shareholders of any Fund to approve a proposed amendment to the Agreement is not a termination of the Agreement with respect to such Fund and, in such event, the Agreement shall continue with respect to such Fund as previously in force and effect.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).

10.	PROVISION OF CERTAIN INFORMATION BY ADVISER.

The Adviser will promptly notify the Trust in writing of the occurrence of any of the following:

a.	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and
c.	the chief executive officer or managing member of the Adviser or the portfolio manager of any Fund changes.
11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

12.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

13.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.

17.	NAME OF THE TRUST AND FUNDS

The Trust, on behalf of itself and with respect to any Fund, may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management LLC,” or “John Hancock Life Insurance Company (U.S.A.),” a Michigan domiciled insurance company, only for so long as this Agreement remains in effect as to the Trust or the particular Fund. At such time as this Agreement shall no longer be in effect as to the Trust or a particular Fund, the Trust or the particular Fund, as the case may be, will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Trust or the particular Fund is advised by or otherwise connected with the Adviser. The Trust acknowledges that it has adopted the name [Trust Name] through permission of John Hancock Life Insurance Company (U.S.A.), and agrees that John Hancock Life Insurance Company (U.S.A.) reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company (U.S.A.) or any subsidiary or affiliate thereof shall be the investment adviser.

18.	LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST

The [Amended and Restated] Declaration of Trust establishing the Trust, dated [ ], a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust and that all persons shall look solely to the Trust property or to the property of one or more specific Funds for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

19.	LIABILITY OF THE ADVISER

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a Fund.

20.	INDEMNIFICATION
a.	To the fullest extent permitted by applicable law, the Trust shall, on behalf of each Fund, indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the particular Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indemnitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Trust or a Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust’s prior written consent. Any amounts payable by the Trust under this section shall be satisfied only against the assets of the particular Fund(s) involved in the claim, demand, action or suit and not against the assets of any other Fund(s) of the Trust.
b.	Any indemnification or advancement of expenses made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to a Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

c.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of a Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.
21.	EXECUTION

This Agreement and any amendments hereto and any notices or other communications hereunder that are required to be in writing may be in electronic form (including without limitation by facsimile and, in the case of notices and other communications, email) and may be executed by means of electronic signatures.

(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

[TRUST NAME]

By:
Name:	Andrew G, Arnott
Title:	President

JOHN HANCOCK INVESTMENT
MANAGEMENT LLC

By:
Name:	[ ]
Title:	Chief Investment Officer

APPENDIX A

Advisory Fee Schedules

The Adviser shall serve as investment adviser for each Fund of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Fund at an annual rate as set forth in the chart below (the “Adviser Fee”).

The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust. This term also includes as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

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Fund	First $500 million of Aggregate Net Assets	Next $500 million of Aggregate Net Assets	Next $500 million of Aggregate Net Assets	Next $1 billion of Aggregate Net Assets	Next $10 billion of Net Aggregate Assets	Excess over $12.5 billion of Aggregate Net Assets
[Fund Name]	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
C-2

Appendix C - Additional information about the Advisor and the advisory agreements

The information set forth below regarding the Advisor and the Current Advisory Agreements should be read in conjunction with the discussion of Proposal 2 in the proxy statement.

Prior Approvals of the Advisory Agreements

Each Trust has a Current Advisory Agreement with John Hancock Investment Management LLC (the “Advisor”) on behalf of each Fund. These Current Advisory Agreements were most recently approved by the Board at videoconference meetings held on June 21-23, 2022 in connection with their annual continuance. This table states the date that a Current Advisory Agreement became effective as to each relevant Fund, which is also the inception date of each Fund, and the date of the Current Advisory Agreement’s most recent approval by shareholders.

Fund	Effective Date	Date of Most Recent Shareholder Approval
California Municipal Bond Fund	December 22, 1994	December 22, 1994
Classic Value Fund	November 8, 2002	November 8, 2002
Fundamental Large Cap Core Fund	December 22, 1994	December 22, 1994
U.S. Global Leaders Growth Fund	May 13, 2002	May 8, 2002

Management and Control of the Advisor

JHIM is a Delaware limited liability company having its principal offices at 200 Berkeley Street, Boston, Massachusetts 02116. JHIM is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Advisor is registered as an investment advisor under the Advisers Act. The following table sets forth the principal executive officers and directors of the Advisor and their principal occupations. The business address of each such person is 200 Berkeley Street, Boston, Massachusetts 02116.

Name	Position with JHIM	Position with each Trust
Andrew G. Arnott	Director, President, and Chief Executive Officer	President and Trustee
Charles A. Rizzo	Director	Chief Financial Officer
Edward P. Macdonald	Secretary and Chief Legal Counsel	None
Jeffrey H. Long	Chief Financial Officer	None
Trevor E. Swanberg	Chief Compliance Officer	Chief Compliance Officer
John Hancock Subsidiaries LLC	Member	None
Philip J. Fontana	Director	None

Payments by the Funds to Affiliates of the Advisor

Distribution Fees

John Hancock Investment Management Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of MFC, is the distributor and principal underwriter for each Fund. It is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Other than Rule 12b-1 fees, the Distributor does not receive compensation from a Fund. A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in FINRA Rule 2830(d)(5). The following table shows the date that each Rule 12b-1 Plan was adopted or most recently amended.

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Fund (FYE)	Share Class	Date Plan Adopted or Amended
California Municipal Bond Fund (05-31-21)	A C	June 30, 2020
Classic Value Fund (10-31-21)	A B C R1[1] R2 R3[2]	June 30, 2020
Fundamental Large Cap Core Fund (10-31-21)	A B C	June 30, 2020
U.S. Global Leaders Growth Fund (10-31-21)	A B C R2	June 30, 2020

(1)	On June 25, 2020, the Board approved the redesignation of Class R1 shares as Class R2 shares, and as a result, Class R1 was terminated.
(2)	On June 25, 2020, the Board approved the redesignation of Class R3 shares as Class R2 shares, and as a result, Class R3 was terminated.
(2)	On June 25, 2020, the Board approved the redesignation of Class B shares as Class A shares, and as a result, Class B was terminated.

Transfer Agency Fees

John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class C, Class I, Class R2, Class R4, Class R5, and Class R6 shares of the funds, as applicable.

The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the fund and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class C, and Class I shares in the aggregate, without regard to fund or class.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R2, Class R4, and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class C, Class I, and Class R6 shares. The allocation of Signature Services Costs for Class R6 shares of the municipal bond funds is described above. The Trust currently does not offer any municipal bond funds.

C-4

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

The following tables show the transfer agency fees paid by the Funds to Signature Services for the last 12-month fiscal year.

Transfer Agency Fee Information

Fund (FYE)	Net Transfer Agency Fees
California Municipal Bond Fund (05-31-21)	$90,510
Classic Value Fund (10-31-21)	$2,538,546
Fundamental Large Cap Core Fund (10-31-21)	$3,804,893
U.S. Global Leaders Growth Fund (10-31-21)	$2,387,828
C-5

Appendix D - Advisory fee schedules and comparable funds managed by the Advisor

This Appendix sets forth the advisory fee schedule under the Current Advisory Agreements for each of the Funds with Propsoed Advisory Agreements, the amount of advisory fees paid during the most recently completed fiscal year, as well as other amounts paid to JHIM. [In addition to these Funds, JHIM currently acts as investment advisor to [10 closed-end funds and 18 exchange-traded funds]. This Appendix also discusses the Funds and other investment companies advised by JHIM or an affiliate that have investment objectives and strategies in common with those of the Funds.

Under the Advisory Agreements, the Advisor receives, as compensation for its services, a fee from each Trust computed separately for each Fund. The tables below set forth each Fund’s advisory fee schedule, as well as the following as of the end of the Fund’s most recent 12-month fiscal year: net assets, the amount of advisory fees paid to JHIM, and the amount of accounting and legal service fees paid by to JHIM. Information with respect to applicable fee waivers and expense reimbursements is set forth in the notes following the tables.

Net Assets, Advisory Fee Schedules and Payments to the Advisor

Fund (FYE)	Net Assets	Advisory Fee Schedule	Net Advisory Fees	Accounting and Legal Services Fees
California Municipal Bond Fund (05-31-21)	$214,505,989	0.550% — first $500 million; 0.500% — next $500 million; 0.475% — next $1.0 billion; 0.450% — excess over $2.0 billion.	$1,151,462	$37,447
Classic Value Fund (10-31-21)	$3,134,104,592	0.710% — first $2.5 billion; 0.700% — next $2.5 billion; 0.690% — excess over $5.0 billion.	$17,422,189	$384,124
Fundamental Large Cap Core Fund (10-31-21)	$6,301,857,247	0.625% — first $3.0 billion; 0.600% — excess over $3.0 billion.	$35,323,646	$914,213
U.S. Global Leaders Growth Fund (10-31-21)	$2,827,389,909	0.750% — first $500 million; 0.730% — next $500 million; 0.710% — next $1.0 billion; 0.700% — next $3.0 billion; 0.650% — excess over $5.0 billion.	$17,610,798	$155,707

Fee Waivers and Expense Limits

With respect to each relevant Fund, the Advisor has contractually agreed to waive a portion of its management fees and/or reimburse expenses on an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. The waiver is allocated proportionately among the participating funds. During their most recent fiscal years, each fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agrees to reduce its management fee for the California Municipal Bond Fund, Classic Value Fund, Fundamental Large Cap Core Fund, and U.S. Global Leaders Growth Fund or if necessary make payment to a Fund, in an amount equal to the amount by which the expenses of the fund exceed 0.15%, 0.20%, 0.20%, and 0.20% respectively, of the average net assets of the Fund. For purposes of this agreement, ”expenses of the fund” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) advisory fees, (f) class-specific expenses, (g) borrowing costs, (h) prime brokerage fees, (i) acquired fund fees and expenses paid indirectly, and (j) short dividend expense. Each agreement will continue in effect until terminated at any time by the Advisor on notice to a Fund.

D-1

Information Concerning Comparable Funds

[As shown below, certain Funds have similar investment objectives and policies. The previous table shows information regarding the amount of assets under management of these Funds, advisory fee rates and whether the Advisor has waived fees or reimbursed expenses. Other than the groups of Funds shown below, the Advisor does not manage other funds with the same investment objectives and policies.]

D-2

Appendix E - Outstanding shares and share ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Advisor or its affiliates.

Fund	Share Class	Number of Eligible Shares
Balanced Fund
Bond Fund
California Municipal Bond Fund
Classic Value Fund
Collateral Trust
Disciplined Value Fund
Disciplined Value International Fund
Disciplined Value Mid Cap Fund
Diversified Macro Fund
Diversified Real Assets Fund
Emerging Markets Equity Fund
ESG Core Bond Fund
ESG International Equity Fund
ESG Large Cap Core Fund
Financial Industries Fund
Fundamental Large Cap Core Fund
Global Environmental Opportunities Fund
Global Shareholder Yield Fund
Global Thematic Opportunities Fund
Government Income Fund
High Yield Fund
Income Fund
Infrastructure Fund
International Dynamic Growth Fund
International Growth Fund
Investment Grade Bond Fund
Managed Account Shares Investment Grade Corporate Bond Portfolio
Managed Account Shares Non-Investment Grade Corporate Bond Portfolio
Managed Account Shares Securitized Debt Portfolio
Mid Cap Growth Fund
Money Market Fund
Municipal Opportunities Fund
High Yield Municipal Bond Fund
Regional Bank Fund
Seaport Long/Short Fund
Short Duration Bond Fund
Short Duration Municipal Opportunities
Small Cap Core Fund
U.S. Global Leaders Growth Fund
U.S. Growth Fund

To the best knowledge of the Trusts, as of the Record Date, the following shareholders (principal holders) owned beneficially or of record 5% or more of the outstanding shares of the Funds and classes stated below. A shareholder who owns beneficially more than 25% of a Fund or any class of a Fund is deemed to be a control person of that Fund or that class of the Fund, as applicable, and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that Fund or that share class, as applicable.

E-1

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Balanced Fund
Bond Fund
California Municipal Bond Fund
Classic Value Fund
Collateral Trust
Disciplined Value Fund
Disciplined Value International Fund
Disciplined Value Mid Cap Fund
Diversified Macro Fund
Diversified Real Assets Fund
Emerging Markets Equity Fund
ESG Core Bond Fund
ESG International Equity Fund
ESG Large Cap Core Fund
Financial Industries Fund
Fundamental Large Cap Core Fund
Global Environmental Opportunities Fund
Global Shareholder Yield Fund
Global Thematic Opportunities Fund
Government Income Fund
High Yield Fund
Income Fund
Infrastructure Fund
International Dynamic Growth Fund
International Growth Fund
Investment Grade Bond Fund
Managed Account Shares Investment Grade Corporate Bond Portfolio
Managed Account Shares Non-Investment Grade Corporate Bond Portfolio
Managed Account Shares Securitized Debt Portfolio
Mid Cap Growth Fund
Money Market Fund
E-2

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Municipal Opportunities Fund
High Yield Municipal Bond Fund
Regional Bank Fund
Seaport Long/Short Fund
Short Duration Bond Fund
Short Duration Municipal Opportunities Fund[1]
Small Cap Core Fund
U.S. Global Leaders Growth Fund
U.S. Growth Fund

1 The registration statement for John Hancock Short Duration Municipal Opportunities Fund became effective on June 8, 2022.

[As of the Record Date the Trustees and officers of the Trusts, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Funds.]

E-3

Exhibit A

Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.       The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.        The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.       The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.       The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.       The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6.       In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

E-4

John Hancock Investment Management Distributors LLC,
Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116
800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JHF3DPX 07/22

John Hancock Investment Management Distributors LLC,
Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116
800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JHF3SPX 07/22

John Hancock
Investment Management

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to [ ]
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free [ ]
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

JOHN HANCOCK FUNDS
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

TRUST NAME

FUND NAME

The undersigned, revoking previous proxies, hereby appoint(s) Jay Aronowitz, Phil Fontana, Christopher Pompilio, Michael Tassinari, Charles Rizzo, Sal Schiavone, John J. Danello, Christopher Sechler, Ariel Ayanna, Sarah M. Coutu, Thomas Dee, Nicholas J. Kolokithas, Kinga Kapuscinski, Suzanne M. Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock [ ] Fund (the "Fund"), a series of [ ] (the "Trust"), which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders of the Trust (the "Meeting") to be held [telephonically] on September 9, 2022, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated [ ], 2022, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement. [In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.]

Attending the Meeting via Telephone: To participate in the Meeting, shareholders of the Fund must call [ ] at [ ] no later than [ ] Eastern Time on [ ], and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting [telephonically]. Note that access to the Meeting is limited to shareholders of the Fund.

All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated [ ], 2022 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee, or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sing in partnership name by authorized person.

The Proxy Statement for this Meeting is available [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of the Trust. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSAL.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. Election of eight Trustees as members of the Board of Trustees of the Trust. • Andrew G. Arnott • James R. Boyle • Marianne Harrison • Paul Lorentz • Frances G. Rathke • Noni L. Ellison • Dean Garfield • Patricia Lizarraga ______________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)	☐	☐	☐
2. Approval of a new Form of Advisory Agreement between each Trust and John Hancock Investment Management LLC *(see Proxy Statement for Fund(s) voting on this Proposal).*	☐	☐	☐
3. Proposal Adopting a Manager of Managers Structure *(see Proxy Statement for Fund(s) voting on this Proposal).*	☐	☐	☐